UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2007

Cuisine Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32439	52-0948383
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

85 S. Bragg Street, Suite 600, Alexandria, Virginia	22312
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 703-270-2900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On September 20, 2007, Cuisine Solutions, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended June 30, 2007.

The press release issued on September 20, 2007 is furnished herewith as Exhibit No. 99.1 to this Report, and shall not be deemed filed for purposes of Section 18 of the Exchange Act.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

99.1   Press Release issued by Cuisine Solutions, Inc. dated September 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUISINE SOLUTIONS, INC.

September 20, 2007	By:	RONALD ZILKOWSKI
		Name:	Ronald Zilkowski
		Title:	Chief Financial Officer, Treasurer & Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release dated as of September 20, 2007.